UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2010

Myriad Genetics, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-26642

Delaware	87-0494517
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, UT 84108

(Address of principal executive offices, including zip code)

(801) 584-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 3, 2010, at our annual meeting of shareholders, our shareholders approved the adoption of the 2010 Employee, Director and Consultant Equity Incentive Plan (the “2010 Plan”). The 2010 Plan allows us, under the direction of the Compensation Committee of our Board of Directors, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, including our executive officers, consultants, and directors. The 2010 Plan allows for the issuance of up to 3,500,000 additional shares of our common stock pursuant to new awards granted under the 2010 Plan and up to a maximum of 15,376,652 shares of common stock that are represented by options outstanding under our 2002 Amended and Restated Stock Option Plan and our 2003 Employee, Director and Consultant Stock Option Plan (both of which plans have been terminated), that expire or are cancelled without delivery of shares of common stock on or after December 3, 2010. A description of the terms and conditions of the 2010 Plan is set forth in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 12, 2010 (the “Proxy Statement”) under the heading “Proposal 2: Approval of the 2010 Employee, Director and Consultant Equity Incentive Plan,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2010 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 3, 2010, we held our annual meeting of shareholders. Of the 92,354,831 shares of common stock issued and outstanding and eligible to vote as of the record date of October 4, 2010, a quorum of 80,094,101 shares, or approximately 86.72 % of the eligible shares, was present in person or represented by proxy. Our shareholders elected Peter D. Meldrum and Heiner Dreismann, Ph.D. to serve on our Board of Directors for three-year terms expiring at the 2013 Annual Meeting of Shareholders.

In addition, the shareholders also approved the adoption of our 2010 Employee, Director and Consultant Equity Incentive Plan and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2011. The final voting results on these matters were as follows:

1. Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Heiner Dreismann, Ph.D.	53,534,934	18,962,118	7,597,049
Peter D. Meldrum	71,728,275	768,777	7,597,049

2. Approval of the 2010 Employee, Director and Consultant Equity Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
45,261,724	24,510,184	2,725,144	7,597,049

3. Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
78,945,989	606,837	541,275	0

The information contained in Item 5.02(e) of this Current Report on Form 8-K concerning the approval of the 2010 Employee, Director, and Consultant Equity Incentive Plan is incorporated by reference into this Item 5.07.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan(incorporated by reference to Appendix A of the Definitive Proxy Statement of Myriad Genetics, Inc. filed on October 12, 2010) +

(+)	Management contract or compensatory plan arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myriad Genetics, Inc.

Date: December 6, 2010	By:	/s/ Peter D. Meldrum
Peter D. Meldrum
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan (incorporated by reference to Appendix A of the Definitive Proxy Statement of Myriad Genetics, Inc. filed on October 12, 2010) +

(+)	Management contract or compensatory plan arrangement.